UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 27, 2011

Vital Images, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22229	41-1321776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 Opus Parkway, Suite 300 Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (952) 487-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                    Other Events.

As described in the proxy statement for the 2007 annual meeting of shareholders of Vital Images, Inc. (the “Company”), on May 22, 2007, the shareholders of the Company adopted an amendment to the Company’s Articles of Incorporation.  A correct and complete copy of the Company’s Articles of Incorporation, as amended, is attached as Exhibit 3.1 hereto.

As described in the Current Report on Form 8-K filed by the Company on March 12, 2007, on March 6, 2007, the Board of Directors of the Company amended the Company’s Bylaws.  A correct and complete copy of the Company’s Bylaws, as amended, is attached as Exhibit 3.2 hereto.

Item 9.01.                                    Financial Statements and Exhibits.

(d)                         Exhibits

Exhibit	Description

3.1	Articles of Incorporation of the Company, as amended.

3.2	Bylaws of the Company, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITAL IMAGES, INC.

Date: April 28, 2011	/s/ Michael H. Carrel
Michael H. Carrel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Articles of Incorporation of the Company, as amended.

3.2	Bylaws of the Company, as amended.